Exhibit No. 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended May 31, 2026 of E-SMART CORP. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Diana Vasylenko, Principal Executive, Financial and Accounting Officer of the Company, certifies, to the best of his knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 29, 2026

 \\ By: /s/ Diana Vasylenko

Name: Diana Vasylenko

Title: President, Treasurer, Secretary and Director

(Principal Executive, Financial and Accounting Officer)